Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 19, 2013, by and among HOME PROPERTIES, L.P., a New York limited partnership (the “Borrower”), HOME PROPERTIES, INC., a Maryland corporation (the “Company”), EACH OF THE LENDERS PARTY HERETO, and MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”) for the Lenders.

WHEREAS, the Borrower, the Company, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of December 9, 2011 (as amended and in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent have agreed to amend certain provisions of the Credit Agreement, including increasing the aggregate amount of the Revolving Commitments from $275,000,000 to $450,000,000, extending the Revolving Commitment Termination Date and extending the Term Loan Maturity Date, in each case, on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is amended as follows:

(a)           The Credit Agreement is amended by adding the following definition of “First Amendment Effective Date” in Section 1.01 in the correct alphabetical order:

“FIRST AMENDMENT EFFECTIVE DATE” means August 19, 2013.

(b)           The Credit Agreement is amended by restating the definitions of “Commitment”, “Revolving Commitment”, “Revolving Commitment Termination Date” and “Term Loan Maturity Date” in Section 1.01 in their entireties as follows:

“COMMITMENT” means, with respect to each Lender, such Lender’s (i) Revolving Commitment and (ii) Term Loan Commitment.

“REVOLVING COMMITMENT” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans to the Borrower and to acquire participations in Letters of Credit in an aggregate principal amount not exceeding the amount set forth with respect to such Lender on Schedule 2.01 as its “Revolving Commitment”, or in the case of a Person becoming a Lender after the First Amendment Effective Date through an assignment of an existing Revolving Commitment, the amount of the assigned “Revolving Commitment” as provided in the Assignment and Acceptance or joinder agreement, as applicable, executed by such Person, in each case as such commitment may be (i) reduced from time to time pursuant to Section 2.07 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  As of the First Amendment Effective Date, the aggregate amount of the Lenders’ Revolving Commitments is $450,000,000.

“REVOLVING COMMITMENT TERMINATION DATE” means the earlier of (i) August 18, 2017 (the “Initial Maturity Date”), and (ii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise); provided however that if (i) the Borrower advises the Administrative Agent on or before May 18, 2017 (but in any event not prior to February 17, 2017) in writing of its desire to extend the Revolving Commitment Termination Date, (ii) pays the Administrative Agent for the account of each Lender an extension fee (the “Extension Fee”) equal to 0.20% of each Lender’s Revolving Commitment, (iii) on the date such notice is delivered and on the Initial Maturity Date no Default or Event of Default has occurred and is continuing and (iv) on the date such notice is delivered and on the Initial Maturity Date all representations and warranties under the Loan Documents are true and correct in all material respects except to the extent such representation or warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct as of such date), then the “Maturity Date” shall mean August 18, 2018. Upon payment, the Extension Fee shall be fully earned and nonrefundable.

“TERM LOAN MATURITY DATE” means the earlier of (i) August 18, 2018, and (ii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

(c)           The Credit Agreement is amended by replacing Schedule 2.01 attached to the Credit Agreement with the Schedule 2.01 attached to this Amendment.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment, including the reallocation of Revolving Commitments set forth in Section 3 below, is subject to the truth and accuracy of the recitals set forth above and the representations set forth in Sections 4 and 5 below and satisfaction of each of the following conditions:

(a)   Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Lenders;

(b)   Receipt by the Administrative Agent of (i) replacement Revolving Notes duly executed by the Borrower payable to the order of each Revolving Credit Lender whose Revolving Commitment has changed pursuant to this Amendment, and (ii) replacement Term Loan Notes duly executed by the Borrower payable to the order of each Term Loan Lender the principal amount of whose Term Loans has changed pursuant to this Amendment, in each case, in a principal amount equal to the amount of its Revolving Commitment or Term Loans as set forth on Schedule 2.01 attached hereto;

(c)   Receipt by Administrative Agent of the Reaffirmation of Obligations attached to this Amendment duly executed by each existing Guarantor;

(d)   Receipt by the Administrative Agent of a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the First Amendment Effective Date) of Nixon Peabody LLP, counsel for the Borrower and the Company, substantially in the form of Exhibit E attached to the Credit Agreement, and covering such other matters relating to the Borrower, the Company, the Guarantors, and the Amendment as the Lenders shall reasonably request;

(e)   Receipt by the Administrative Agent of a certificate of each of the Borrower, the Company and each Guarantor signed by an authorized officer of such Person as of the date hereof certifying as to the following:

(i)           A true and accurate copy or recitation of actions taken by such Person to authorize the execution and delivery of this Amendment and performance of this Amendment and the Credit Agreement, as amended by this Amendment, and the other Loan Documents, including the Reaffirmation of Obligations attached hereto;

(ii)           The incumbency, names and signatures of the officers of such Person authorized to execute and deliver this Amendment and the other Loan Documents and, with respect to the Borrower, the officers of the Borrower then authorized to deliver Borrowing Requests and to request the issuance of Letters of Credit;

(iii)           True and accurate copies of the articles of incorporation, certificate of limited partnership, certificate of formation, or comparable organizational document, as applicable, of such Person, with all amendments thereto, which in the case of the Borrower and the Company are also certified as of a recent date by the Secretary of State of the state of formation of such Person;

(iv)           True and accurate copies of the bylaws, partnership agreement or operating agreement, as applicable, of such Person with all amendments thereto; and

(v)           A certificate of good standing or certificate of similar meaning with respect to each such Person issued as of a recent date by the Secretary of State of the state of formation of each such Person;

(f)   Receipt by the Administrative Agent of satisfactory evidence that simultaneously with this Amendment becoming effective, that certain Loan Agreement dated as of June 28, 2013, by and among the Borrower, the Company and Manufacturers and Traders Trust Company shall be terminated, and all loans thereunder paid in full;

(g)   Receipt by the Administrative Agent of a certificate, dated the First Amendment

Effective Date and signed by the President, an Executive Vice President or a Financial Officer of the General Partner, (i) stating that no Default or Event of Default shall have occurred and be continuing prior to or will be caused by or result from the amendments to the Credit Agreement provided in this Amendment, and (ii) reaffirming that representations and warranties of the Company and the Borrower set forth in the Credit Agreement shall be true and correct on and as of the date of this Amendment;

(h)   Receipt of a Quarterly Compliance Certificate for June 30, 2013, calculated on a pro forma basis giving effect to any Borrowing or issuance Letters of Credit made after the quarter ended June 30, 2013, including any Borrowing or issuance of a Letter of Credit made on the date of this First Amendment Effective Date;

(i)   Receipt by the Administrative Agent of all fees and other amounts due on the date of this Amendment, including, without limitation, the expenses, the Amendment Fee and the Commitment Fee set forth in Section 7 hereof and all other fees set forth in writing by the Borrower and the Administrative Agent in that certain Engagement Letter dated July 10, 2013 that are due and payable on the date of this Amendment; and

(j)   Receipt by the Administrative Agent of such other documents, instruments and agreements as the Administrative Agent or the Lenders may reasonably request.

Section 4.  Reallocation.  The Administrative Agent, the Lenders and the Borrower agree that the Revolving Commitment of, and Term Loans held by, each of the Lenders immediately prior to the effectiveness of this Amendment shall be allocated among the Lenders such that, immediately after the effectiveness of this Amendment in accordance with its terms, the Revolving Commitment of, and Term Loans held by, each Lender shall be as set forth on Schedule 2.01 attached hereto.  In order to effect such reallocations, assignments shall be deemed to be made among the Lenders in such amounts as may be necessary, and with the same force and effect as if such assignments were evidenced by the applicable Assignment and Acceptance (but without the payment of any related assignment fee), and no other documents or instruments shall be required to be executed in connection with such assignments (all of which such requirements are hereby waived).  Further, to effect the foregoing, each Lender agrees to make cash settlements in respect of any outstanding Revolving Loans and Term Loans (including cash settlements to those lenders party to the Credit Agreement immediately prior to the effectiveness of this Amendment who have elected not to be a Lender under the Credit Agreement on the date that this Amendment becomes effective), either directly or through the Administrative Agent, as the Administrative Agent may direct (after giving effect to any netting effected by the Administrative Agent), such that after giving effect to this Amendment, each Lender holds (a) Revolving Loans equal to its Applicable Percentage (based on the Revolving Commitment of each Lender as set forth on Schedule 2.01 attached hereto) of the Revolving Loans then outstanding and participations in Letters of Credit and (b) Term Loans in the principal amount set forth on Schedule 2.01 attached hereto for such Lender.

The Administrative Agent, the Borrower and each Lender confirm that the amounts of each Lender’s Revolving Commitment to be effective, and the outstanding principal amount of

Term Loans to be held by each Lender, in each case, on the date this Amendment becomes effective, are as set forth on Schedule 2.01 attached hereto.

Section 5.  Representations.  The Borrower and the Company represent and warrant to the Administrative Agent and the Lenders that:

(a)           Authorization.  This Amendment has been duly authorized by all necessary partnership action of the Borrower and all corporate action of the Company, and the Company has the requisite power and authority to execute and deliver on behalf of itself and the Borrower this Amendment.  Each of the Borrower and the Parent has the requisite power and authority to perform this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by the Borrower and the Company and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and the Company enforceable against the Borrower and the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           Compliance with Laws, etc.  None of the execution and delivery of this Amendment, the performance of this Amendment and of the Credit Agreement, as amended by this Amendment, or the execution, delivery and performance of the other Loan Documents to which any of the Borrower, the Company or the other Guarantors is a party, (a) requires any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except as may be required under applicable federal securities laws, (b) violates any applicable law or regulation or the charter, by-laws, partnership agreement or other organizational documents of the Company, the Borrower or any of their Subsidiaries, or any order, decree, judgment or ruling of any court, arbitrator or Governmental Authority applicable to the Company, the Borrower or any of their Subsidiaries, (c) violates or results in a default under any indenture, agreement or other instrument binding upon the Company, the Borrower or any of their Subsidiaries or their assets, or give rise to a right thereunder to require any payment to be made by the Company, the Borrower or any of their Subsidiaries or (d) results in the creation or imposition of any Lien on any asset of the Company, the Borrower or any of their Subsidiaries.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof, and no Default or Event of Default will exist immediately after giving effect to this Amendment.

Section 6.  Reaffirmation of Representations.  Each of the Borrower and the Company hereby repeats and reaffirms all representations and warranties made by such Person to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 7.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document.

Section 8.  Expenses; Fees.  The Borrower shall reimburse the Administrative Agent upon demand for all out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.  The Borrower shall pay to the Administrative Agent  for the benefit of each Lender (a) an amendment fee (an “Amendment Fee”) equal to 0.125% of the sum of such Lender’s Revolving Commitment plus the outstanding principal amount of Term Loans held by such Lender, in each case, immediately prior to the effectiveness of this Amendment; and (b) a commitment fee (a “Commitment Fee”) equal to 0.20% of the amount by which the aggregate amount of such Lender’s Revolving Commitment plus the outstanding principal amount of the Term Loans to be held by such Lender, in each case, after this Amendment becomes effective exceeds the sum of such Lender’s Revolving Commitment plus the outstanding principal amount of Term Loans held by such Lender, in each case, immediately prior to the effectiveness of this Amendment.

Section 9.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 11.  Release.  In consideration of the amendments contained herein, each of the Borrower and the Company hereby waives and releases the Administrative Agent and each Lender from any and all claims and defenses, whether known or unknown, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby.

Section 12.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  Except as set forth in this Amendment, this Amendment shall not be construed to be a waiver or amendment of any of the other terms and conditions of the Credit Agreement and the other Loan Documents or to limit, impair or otherwise affect the rights and remedies of the Lenders under the Loan Documents. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 13.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signor.

Section 14.  Definitions.  Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

HOME PROPERTIES, L.P.

By:  Home Properties, Inc., its general partner

By:           /s/ David P. Gardner
Name:     David P. Gardner
Title:       Executive Vice President and Chief Financial Officer

HOME PROPERTIES, INC.

By:           /s/ David P. Gardner
Name:     David P. Gardner
Title:       Executive Vice President and Chief Financial Officer

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ADMINISTRATIVE AGENT AND LENDERS:

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent and as a Lender

By:  /s/ Lisa Plescia
     Name:  Lisa Plescia
     Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Bruce A. Ostrom
     Name: Bruce A. Ostrom
     Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ Ann E. Kenzie
     Name: Ann E. Kenzie
     Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Gregory Fedorko
     Name:  Gregory Fedorko
     Title: Vice President

RBC CITIZENS, N.A., as a Lender

By: /s/ Don Woods
     Name: Don Woods
     Title: Senior Vice President

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CAPITAL ONE, N.A., as a Lender

By: /s/ Frederick H. Denecke
     Name: Frederick H. Denecke
     Title:  Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Rita Lai
     Name:  Rita Lai
     Title: Senior Credit Banker

ROYAL BANK OF CANADA, as a Lender

By: /s/ Dan LePage
     Name: Dan LePage
     Title: Authorized Signatory

FIRST NIAGARA BANK, N.A., as a Lender

By: /s/ Jeffrey H. Parker
     Name: Jeffrey H. Parker
     Title:  Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Ahaz Armstrong
     Name: Ahaz Armstrong
     Title: Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Andrew W. Hussion
     Name: Andrew W. Hussion
     Title: Vice President

Schedule 2.01

Schedule of Lenders, Revolving Commitments and Term Loans

Lender	Revolving Commitment	Term Loan Held	Aggregate Amount of Revolving Commitment and Term Loan Held
Manufacturers and Traders Trust Company	$67,499,999.99	$37,500,000.01	$105,000,000.00
U.S. Bank National Association	$54,642,857.14	$30,357,142.86	$85,000,000.00
RBS Citizens, N.A. d/b/a Charter One	$54,642,857.14	$30,357,142.86	$85,000,000.00
Bank of America, N.A.	$41,785,714.29	$23,214,285.71	$65,000,000.00
Capital One, N.A.	$41,785,714.29	$23,214,285.71	$65,000,000.00
PNC Bank, N.A.	$41,785,714.29	$23,214,285.71	$65,000,000.00
JPMorgan Chase Bank, N.A.	$41,785,714.29	$23,214,285.71	$65,000,000.00
Royal Bank of Canada	$28,928,571.43	$16,071,428.57	$45,000,000.00
Wells Fargo Bank, National Association	$28,928,571.43	$16,071,428.57	$45,000,000.00
Branch Banking & Trust Company	$25,714,285.71	$14,285,714.29	$40,000,000.00
First Niagara Bank, N.A.	$22,500,000.00	$12,500,000.00	$35,000,000.00
Total:	$450,000,000	$250,000,000.00	$700,000,000.00

REAFFIRMATION OF OBLIGATIONS

Each of the undersigned (each a “Guarantor” and collectively the “Guarantors”) hereby (a) reaffirms its continuing obligations owing under the Amended and Restated Guaranty dated as of December 9, 2011, executed and delivered by the Guarantors (the “Guaranty”) and (b) agrees that the First Amendment to Amended and Restated Credit Agreement dated the date hereof (the “Amendment”) amending the Amended and Restated Credit Agreement dated as of December 9, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement Agreement”), by and among HOME PROPERTIES, L.P., a New York limited partnership (the “Borrower”), HOME PROPERTIES, INC., a Maryland corporation (the “Company”), each of the Lenders party hereto, and MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”) for the Lenders, and the transactions contemplated by the Amendment, do not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Each of the Guarantors represents and warrants to the Administrative Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation of Obligations has been authorized by all requisite action on the part of such Guarantor and will not violate such Guarantor’s organizational or governing document.

Each of the Guarantors further agrees that references to the Credit Agreement contained in any Loan Document (as defined in the Credit Agreement) shall be deemed to be references to the Credit Agreement, as amended by the Amendment.

In consideration of Amendment and the direct and indirect benefits thereof to each Guarantor, each Guarantor hereby waives and releases the Administrative Agent and each Lender from any and all claims and defenses, whether known or unknown, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby.

This Reaffirmation of Obligations shall be construed in accordance with and be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed, and to be fully performed, in such State.

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IN WITNESS WHEREOF, each of the undersigned have duly executed and delivered this Reaffirmation of Obligations as of August 19, 2013.

HOME PROPERTIES, INC.

By:           /s/ David P. Gardner
Name:      David P. Gardner
Title:        Executive Vice President and Chief Financial Officer

HOME PROPERTIES WOODLEAF, LLC

By: Home Properties, L.P., as Member and Manager
By: Home Properties, Inc., General Partner

By:           /s/ David P. Gardner
Name:      David P. Gardner
Title:        Executive Vice President and Chief Financial Officer

HOME PROPERTIES GATEWAY VILLAGE LIMITED PARTNERSHIP

By: Home Properties, L.P., as General Partner
By: Home Properties, Inc., General Partner

By:           /s/ David P. Gardner
Name:     David P. Gardner
Title:       Executive Vice President and Chief Financial Officer

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BARRINGTON GARDENS, L.L.C.
HACKENSACK GARDENS APARTMENTS, LLC
HOME PROPERTIES 1200 EAST WEST, LLC
HOME PROPERTIES BAYVIEW COLONIAL, LLC
HOME PROPERTIES BEVERLY, LLC
HOME PROPERTIES BLACKHAWK, LLC
HOME PROPERTIES BRADDOCK LEE, LLC
HOME PROPERTIES BROADLAWN, LLC
HOME PROPERTIES CAMBRIDGE COURT, LLC
HOME PROPERTIES CAMBRIDGE VILLAGE, LLC
HOME PROPERTIES CANTERBURY NO. 1, LLC
HOME PROPERTIES CANTERBURY NO. 2, LLC
HOME PROPERTIES CANTERBURY NO. 3, LLC
HOME PROPERTIES CANTERBURY NO. 4, LLC
HOME PROPERTIES CHANNEL TOWNHOMES, LLC
HOME PROPERTIES COBBLESTONE, LLC
HOME PROPERTIES COLONIES, LLC
HOME PROPERTIES COURTYARD VILLAGE, LLC
HOME PROPERTIES COVE TOWNHOMES, LLC
HOME PROPERTIES CRESCENT CLUB, LLC
HOME PROPERTIES DEER GROVE, LLC
HOME PROPERTIES DULLES, LLC
HOME PROPERTIES GARDENCREST, LLC
HOME PROPERTIES HAYNES FARM, LLC
HOME PROPERTIES HERITAGE SQUARE, LLC
HOME PROPERTIES HOLIDAY SQUARE, LLC
HOME PROPERTIES HOWARD CROSSING, LLC
HOME PROPERTIES HUNTERS GLEN, LLC
HOME PROPERTIES HUNTINGTON METRO, LLC

By: Home Properties, L.P., as sole Member and Manager
By: Home Properties, Inc., General Partner

By:           /s/ David P. Gardner
Name:     David P. Gardner
Title:       Executive Vice President and Chief Financial Officer

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HOME PROPERTIES LAKE GROVE, LLC
HOME PROPERTIES LAKEVIEW TOWNHOMES, LLC
HOME PROPERTIES LIBERTY COMMONS, LLC
HOME PROPERTIES LIBERTY PLACE, LLC
HOME PROPERTIES LIGHTHOUSE TOWNHOMES, LLC
HOME PROPERTIES MANSION HOUSE, LLC
HOME PROPERTIES MARSHFIELD, LLC
HOME PROPERTIES MIDDLEBROOKE, LLC
HOME PROPERTIES MORNINGSIDE HEIGHTS, LLC
HOME PROPERTIES MORNINGSIDE NORTH, LLC
HOME PROPERTIES MORNINGSIDE SIX, LLC
HOME PROPERTIES MOUNT VERNON, LLC
HOME PROPERTIES NEWPORT VILLAGE, LLC
HOME PROPERTIES PLEASURE BAY, LLC
HOME PROPERTIES POTOMAC FALLS, LLC
HOME PROPERTIES SEMINARY HILLS, LLC
HOME PROPERTIES SHERWOOD GARDENS, LLC
HOME PROPERTIES SOMERSET PARK, LLC
HOME PROPERTIES WATERVIEW, LLC
HOME PROPERTIES WESTBROOKE, LLC
HOME PROPERTIES WESTWOODS, LLC
HOME PROPERTIES WINDSOR, LLC
HOME PROPERTIES WMF I, LLC
HOME PROPERTIES WOODWAY, LLC
HOME PROPERTIES YORKSHIRE VILLAGE, LLC
JACOB FORD VILLAGE, L.L.C.
THE COLONY OF HOME PROPERTIES, LLC

By: Home Properties, L.P., as sole Member and Manager
By: Home Properties, Inc., General Partner

By:           /s/ David P. Gardner
Name:      David P. Gardner
Title:        Executive Vice President and Chief Financial Officer

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